UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

Ovintiv Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1700, 370 17th Street
Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 623-2300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on December 10, 2024, Ovintiv Inc. (“Ovintiv”) entered into an Asset-Sale Term Credit Agreement by and among Ovintiv, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (the “Credit Agreement”), intended to partially finance the previously announced acquisition by Ovintiv of assets from Paramount Resources Ltd. (the “Montney Acquisition”). On January 22, 2025, the commitments under the Credit Agreement terminated pursuant to the terms thereof upon completion of the Divestiture (as defined below).

ITEM 7.01	Regulation FD Disclosure.

On January 22, 2025, Ovintiv issued a news release announcing the closing of the Divestiture. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events.

Uinta Divestiture Closed

As previously disclosed, on November 13, 2024, Ovintiv USA Inc. and Ovintiv Royalty Holdings LLC (collectively, the “Ovintiv Sellers”), each a wholly-owned subsidiary of Ovintiv, entered into an agreement with FourPoint Resources, LLC (“FourPoint”) to sell to FourPoint substantially all of their oil and gas assets and properties and related rights and interests located in an agreed sale area covering specified lands in Duchesne and Uinta Counties, Utah along with certain specified interests located in Wasatch County, Utah (the “Divestiture”).

On January 22, 2025, the Ovintiv Sellers completed the Divestiture.

Montney Acquisition Update

Ovintiv’s previously announced acquisition of Alberta Montney assets from Paramount Resources Ltd. is expected to close before the end of the first quarter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	News Release dated January 22, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ovintiv Inc.

Date:	January 22, 2025	By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb Title: Assistant Corporate Secretary